Exhibit 99.1



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                                 AMENDMENT NO. 1

                          Dated as of February 20, 2007

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 2006

                                      among

                               INDYMAC MBS, INC.,
                                   Depositor,

                              INDYMAC BANK, F.S.B.,
                               Seller and Servicer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                    Trustee and Supplemental Interest Trustee



                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB


                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 2006-N


===============================================================================

      THIS AMENDMENT NO. 1, dated as of February 20, 2007 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                                W I T N E S S E T H

      WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

      WHEREAS, the fourth paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee with the consent of the Holders of each Class of Certificates affected thereby for the purpose of changing the payments required to be distributed on any Certificate;

      WHEREAS, the Depository Participant representing in the aggregate a Percentage Interest of not less than 100% of each of the Class B-1, Class B-2 and Class B-3 Certificates and the Holder representing in the aggregate a Percentage Interest of not less than 100% of each Class B-4, Class B-5 and Class B-6 Certificates have consented to the adoption of the Amendment (a signed original of the action of each such party being attached hereto as Exhibits A through F (each such consent, a "Written Consent"));

      WHEREAS, the Depositor and the Servicer have concluded that (i) no interests of any Class of Certificates other than a Class of Subordinated Certificates would be affected by the Amendment and that no consent of any other Class of Certificates is required for the adoption of the Amendment and
(ii) the Amendment shall not reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificates other than a Class of Subordinated Certificates;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and

Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendment to the Preliminary Statement.

      (a) The sentence in footnote (7) under the heading "The Master REMIC " are hereby amended and restated in its entirety as follows:

      "The Pass-Through Rate for a Class of Subordinated Certificates for the Interest Accrual Period for any Distribution Date will be a per annum rate equal to the sum of (i) 6.25% multiplied by the excess of the aggregate of the Applicable Fraction for Collateral Allocation Group 1 of the Stated Principal Balance of each Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) over the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to that Distribution Date and (ii) 6.50% multiplied by the excess of the aggregate of the Applicable Fraction for Collateral Allocation Group 2 of the Stated Principal Balance of each Mortgage Loan as of the Due Date in the prior month (after giving effect to Principal Prepayments received in the Prepayment Period related to that prior Due Date) over the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to that Distribution Date and divided by the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each class of Subordinated Certificates for the initial Interest Accrual Period is 6.438981% per annum."

      SECTION 3. Effect of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 4.        Notices.

         The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

      SECTION 5. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 6. Governing Law.

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

      SECTION 7. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 8. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 9. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                       INDYMAC MBS, INC.,
                                         as Depositor

                                       By: /s/ Jill Jacobson
                                           ---------------------------------
                                           Name:  Jill Jacobson
                                           Title: Vice President



                                       INDYMAC BANK, F.S.B.
                                         as Servicer


                                       By: /s/ Jill Jacobson
                                           ---------------------------------
                                           Name:  Jill Jacobson
                                           Title: Vice President



                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         as Trustee


                                       By: /s/ Jennifer Hermanader
                                           ---------------------------------
                                           Name:  Jennifer Hermanader
                                           Title: Associate

                                       By: /s/ Barbara Campbell
                                           ---------------------------------
                                           Name:  Barbara Campbell
                                           Title: Vice President

                                    EXHIBIT A


                WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-1



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Depository Participant with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-1 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.






                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title:

                                    EXHIBIT B


                WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-2



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Depository Participant with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-2 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.





                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title:

                                    EXHIBIT C


                WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-3



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Depository Participant with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-3 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.





                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title:

                                    EXHIBIT D


                        WRITTEN CONSENT OF THE HOLDER OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-4



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Holder with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-4 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.





                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title:

                                    EXHIBIT E


                        WRITTEN CONSENT OF THE HOLDER OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-5



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Holder with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-5 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.





                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title:

                                    EXHIBIT F


                        WRITTEN CONSENT OF THE HOLDER OF
                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A14CB
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-N, CLASS B-6



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is Greenwich Capital Markets, Inc., the Holder with respect to 100% of the Mortgage Pass-Through Certificates, Series 2006-N, Class B-6 (the "Certificates") as of the Record Date of February 9, 2007.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of October 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2007.





                                             By:
                                                 ------------------------------
                                                 Authorized Signatory of [ ]

                                             Name:
                                             Title: